BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Capital Appreciation V.I. Fund

(the “Fund”)

Supplement dated December 4, 2023 to the Summary Prospectus, Prospectus and Statement of

Additional Information of the Fund, each dated May 1, 2023

The Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) had previously approved an Agreement and Plan of Reorganization between the Company, on behalf of the Fund, and the Company, on behalf of BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), pursuant to which the Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

Shareholders of the Fund are not required to approve the Reorganization. In October 2023 shareholders of the Fund were sent a Combined Prospectus/Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and containing information about the terms and conditions of the Reorganization.

The Reorganization was originally expected to occur during the fourth quarter of 2023. The Reorganization is being postponed, and shareholders will be given at least 60 days’ notice in advance of the closing of the Reorganization. Until the Reorganization is completed, the Fund will continue to allow purchases and redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-CAPVI-1123SUP